UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

__________________________

ARDENT HEALTH SERVICES LLC

(Exact name of registrant as specified in its charter)

Delaware	333-110117	62-1862223
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Burton Hills Boulevard, Suite 250, Nashville, TN	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 296-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On December 20, 2004, Ardent Health Services LLC (the “Registrant”), announced that its subsidiary, Ardent Health Services, Inc. (the “Company”), has commenced the solicitation of consents from the holders of its 10% Senior Subordinated Notes due 2013 to an amendment to the financial reporting covenant contained in the indenture governing the Notes. The amendment would provide that the Registrant is not required to comply with the covenant until May 2, 2005. In addition, the Company is seeking a waiver of all existing defaults under the indenture with respect to the financial reporting covenant.

     A copy of the Registrant’s press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

       (c)     Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued by Ardent Health Services LLC on December 20, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDENT HEALTH SERVICES LLC
By:	/s/ R. Dirk Allison
R. Dirk Allison
Executive Vice President and Chief Financial Officer

Date: December 20, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by Ardent Health Services LLC on December 20, 2004.